                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No.  )

    Filed by the Registrant /X/

    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or
         Rule 240.14a-12

                               ZENITH NATIONAL INSURANCE CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                               ZENITH NATIONAL INSURANCE CORP.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials:
     ---------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                                            [LOGO]
                                              Zenith National Insurance Corp.
                                              21255 Califa Street
                                              Woodland Hills, California 91367
                                              Telephone (818) 713-1000
    NOTICE OF ANNUAL MEETING
--------------------------------------------------------------------------------

    The Annual Meeting of Stockholders of Zenith National Insurance Corp. ("Zenith") will be held at the offices of Zenith, 21255 Califa Street, Woodland Hills, California, on Thursday, May 18, 2000, at 9:00 a.m., for the following purposes:

    1.  To elect a Board of eight (8) Directors.

    2. To transact such other business as may properly come before the meeting and any adjournments thereof.

    Stockholders of record at the close of business on March 20, 2000, the record date fixed by the Board of Directors for the Annual Meeting, are entitled to notice of, and to vote at, such meeting.

                                          By Order of the Board of Directors

                                          John J. Tickner
                                          SECRETARY

Woodland Hills, California
Dated: March 24, 2000

    STOCKHOLDERS, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING IN PERSON, ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED FORM OF PROXY IN THE ACCOMPANYING POSTPAID AND PRE-ADDRESSED ENVELOPE. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO THE EXERCISE THEREOF BY WRITTEN NOTICE TO ZENITH, AND STOCKHOLDERS WHO ARE PRESENT AT THE MEETING MAY WITHDRAW THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

                        ZENITH NATIONAL INSURANCE CORP.
                              21255 Califa Street,
                        Woodland Hills, California 91367

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                                     VOTING

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Zenith National Insurance Corp. ("Zenith") of proxies to be voted at the Annual Meeting of Stockholders of Zenith to be held on Thursday, May 18, 2000, at 9:00 a.m., and at any adjournments thereof (the "Annual Meeting"). Any proxy given pursuant to this solicitation may be revoked at any time prior to its exercise by written notice to Zenith, and the persons executing the same, if in attendance at the Annual Meeting, may vote in person instead of by proxy. Unless authority therefor is withheld, all proxies will be voted as provided therein. In addition to solicitation of proxies by mail, officers and regular employees of Zenith and its subsidiaries, who will receive no additional compensation therefor, may solicit proxies by telephone, telegram or personal interview. The corporate subsidiaries of Zenith are Zenith Insurance Company ("Zenith Insurance"), CalRehab Services, Inc., Perma-Bilt, a Nevada Corporation, Zenith Development Corp., Zenith Insurance Management Services, Inc., Zenith Risk Management, Inc., Zenith Star Insurance Company, and ZNAT Insurance Company. The cost of this solicitation will be borne by Zenith. In addition, Zenith will reimburse brokerage houses and other custodians, nominees and fiduciaries for expenses incurred in forwarding solicitation materials to stockholders.

    The approximate date on which this Proxy Statement and accompanying form of proxy are first being sent to stockholders is March 29, 2000.

    Only stockholders of record at the close of business on March 20, 2000, the record date for the Annual Meeting (the "Record Date"), are entitled to notice of and to vote at such meeting. On such date, Zenith had outstanding
17,147,514 shares of common stock, $1.00 par value per share (the "Common Stock"). Each share of Common Stock entitles the record holder to one vote on all matters. With respect to the election of Directors only, however, every stockholder may cumulate his votes with respect to candidates whose names have been placed in nomination prior to the vote if, but only if, any stockholder has given notice at the Annual Meeting prior to voting of his intention to cumulate his votes. In the event there is cumulative voting for Directors, each stockholder will be entitled to give one candidate the number of votes equal to the number of Directors to be elected multiplied by the number of votes to which the stockholder's shares are entitled, or to distribute his votes on the same principle among as many candidates as such stockholder thinks fit. In the event the election of Directors is to proceed with cumulative voting, the holder of any proxy given pursuant to this solicitation will have the authority to cumulate the votes to which shares covered by the proxy are entitled and to distribute the votes among the candidates for election as the holder of the proxy sees fit. The presence, in person or by proxy, of stockholders holding a majority of the issued and outstanding shares of Common Stock entitled to vote shall constitute a quorom. Election of Directors shall be decided by plurality vote.

    The Board of Directors knows of no matters to come before the Annual Meeting other than the matters referred to in this Proxy Statement. If, however, any matters properly come before the meeting, it is the intention of each of the persons named in the accompanying proxy to vote such proxies in accordance with his best judgment thereon. Any such matter submitted for stockholder approval requires the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter.

    Abstentions and broker non-votes (except on matters for which brokers lack discretionary authority to vote under New York Stock Exchange rules) will be counted and will have the same effect as "no" votes.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

    The following table contains certain information at the Record Date as to:
(1) all persons who, to the knowledge of Zenith, were the beneficial owners of more than 5% of the outstanding shares of Common Stock, (2) each of the Executive Officers named in the Summary Compensation Table ("Named Executive Officers"), (3) each of the Directors of Zenith, (4) the New Director Nominee and (5) all Executive Officers (including Named Executive Officers), Directors and the New Director Nominee as a group. The persons named hold sole voting and investment power with respect to the shares shown opposite their respective names, unless otherwise indicated. The information with respect to each person specified is as supplied or confirmed by such person.

                                                                AMOUNT AND NATURE OF          PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                          BENEFICIAL OWNERSHIP (1)        OF CLASS
------------------------------------                          -------------------------       --------
Fairfax Financial Holdings Limited(2).......................          6,680,599                 39.0%
  95 Wellington St. West
  Suite 800
  Toronto, Ontario, Canada M5J 2N7
Royce Group(3)..............................................          1,432,700                  8.4%
  1414 Avenue of the Americas
  New York, New York 10019
Harvey L. Silbert(4)(5).....................................          1,053,640                  6.1%
  10100 Santa Monica Blvd.
  Suite 2200
  Los Angeles, CA 90067
Stanley R. Zax(4)(6)........................................          1,048,564                  5.8%
  21255 Califa Street
  Woodland Hills, CA 91367
Dimensional Fund Advisors Inc.(7)...........................            895,700                  5.2%
  1299 Ocean Ave., 11th Floor
  Santa Monica, CA 90401
Fredricka Taubitz(8)........................................             58,240                    *
  c/o 21255 Califa Street
  Woodland Hills, CA 91367
Jack D. Miller(9)...........................................             50,194                    *
  21255 Califa St.
  Woodland Hills, CA 91367
John J. Tickner(10).........................................             37,106                    *
  21255 Califa Street
  Woodland Hills, CA 91367

                                                                AMOUNT AND NATURE OF          PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                          BENEFICIAL OWNERSHIP (1)        OF CLASS
------------------------------------                          -------------------------       --------
Gerald Tsai, Jr.(4).........................................              5,000                    *
  200 Park Ave.
  New York, New York 10166
Max M. Kampelman(4).........................................              4,992                    *
  1001 Pennsylvania Avenue N.W.
  Washington D.C. 20004
William Steele Sessions(4)(11)..............................              1,461                    *
  Weston Centre
  112 East Pecan St.
  San Antonio, TX 78205
James P. Ross(12)...........................................                152                    *
  c/o 21255 Califa Street
  Woodland Hills, CA 91367
Robert J. Miller(4).........................................                  0                    *
  3773 Howard Hughes Parkway
  Third Floor South
  Las Vegas, NV 89109
Leon E. Panetta(13).........................................                  0                    *
  P.O. Box 42
  Carmel Valley, CA 93924
Michael Wm. Zavis(4)........................................                  0                    *
  525 West Monroe St. Suite 1600
  Chicago, IL 60661
All Executive Officers (including Named Executive Officers)
  and
  Directors as a group (11 persons)(14).....................          2,259,349                 12.5%

--------------------------
*   Less than 1%

(1) Subject to applicable community property and similar statutes.

(2) On July 6, 1999, a statement on Schedule 13D was filed with the United States Securities and Exchange Commission by Fairfax Financial Holdings Limited ("Fairfax"), V. Prem Watsa, The Sixty Two Investment Company Limited ("Sixty Two"), 810679 Ontario Limited ("810679") and Hamblin Watsa Investment Counsel Ltd. ("Hamblin"). The information in the table is based on such filing and other information supplied by Fairfax. The filing and other information indicate that the 6,680,599 shares of Common Stock consist of 3,287,223 shares held by TIG Insurance Company ("TIG Insurance"), 3,287,222 shares held by United States Fire Insurance Company ("U.S. Fire"), 20,000 shares held by The North River Insurance Company ("North River") and 86,154 shares held by Hamblin. Of the 86,154 shares held by Hamblin, an investment management company, 21,954 shares are owned by clients outside of the Fairfax group, and 64,200 are owned by Odyssey America Reinsurance Corporation, formerly named TIG Reinsurance Company ("Odyssey"). TIG Insurance, U.S. Fire, North River and Hamblin are each either a direct or indirect wholly-owned subsidiary of Fairfax. Mr. Watsa, directly and indirectly through Sixty Two and 810679, owns the controlling equity voting interest of Fairfax. Fairfax, Mr. Watsa, Sixty Two and 810679 all share voting and dispositive power with respect to the 6,680,599 shares. TIG Insurance, U.S. Fire and North River each shares voting and dispositive power with respect to the shares owned by them. Hamblin, through investment advisory agreements with its clients outside of the Fairfax group, as well as with Odyssey, may share voting and dispositive power with respect to the 86,154 shares held by Hamblin. Odyssey shares voting and dispositive power with respect to the 64,200 shares owned by it. Mr. Watsa, Sixty Two, 810679 and Hamblin disclaim beneficial ownership of, or any pecuniary interest in, the 6,680,599 shares.

(3) On February 9, 2000, a statement on Schedule 13G/A was filed with the United States Securities and Exchange Commission by a group consisting of Royce & Associates, Inc. ("Royce"), Royce Management Company ("RMC"), and Charles M. Royce, amending the Royce group's statement on Schedule 13G filed on February 17,

    1999. The information in the table is based on such filings. The filings indicate that Royce beneficially owns 1,398,800 shares, as to which it holds sole voting and dispositive power; that RMC beneficially owns 33,900 shares, as to which it holds sole voting and dispositive power; and that Charles M. Royce may be deemed to be a controlling person of Royce and RMC, and as such may be deemed to beneficially own the shares owned by Royce and RMC. Charles
    M. Royce holds no shares outside of Royce and RMC and disclaims beneficial ownership of the shares held by Royce and RMC.

(4) Director of Zenith.

(5) Number of shares shown includes 173,551 shares held by Mr. Silbert as trustee of certain family trusts, as to which shares Mr. Silbert disclaims beneficial ownership. Number of shares shown also includes 880,089 shares held by The Harvey L. and Lillian Silbert Family Trust, a revocable trust, of which Mr. Silbert is a trustee.

(6) Chief Executive Officer of Zenith. Number of shares shown includes 1,030 shares owned by Mr. Zax as custodian for his adult children, as to which shares Mr. Zax disclaims beneficial ownership, and 800,000 shares, as to which options are or will become exercisable within sixty days after the Record Date.

(7) On February 3, 2000, an information statement on Schedule 13G was filed with the United States Securities and Exchange Commission by Dimensional Fund Advisors Inc. ("Dimensional"). The information in the table is based on such filing. The filing indicates that Dimensional is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, that Dimensional furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and that Dimensional serves as investment manager to certain other commingled group trusts and separate accounts. As investment advisor or manager, Dimensional holds sole voting and dispositive power with respect to the 895,700 shares. The investment companies, trusts, and accounts own the 895,700 shares and Dimensional disclaims any beneficial ownership of them.

(8) Ms. Taubitz resigned as an Executive Officer of Zenith effective March 1, 2000. Number of shares shown includes 6,740 shares allocated to her account in The Zenith 401(k) Plan and 45,000 shares as to which options are or will become exercisable within sixty days after the Record Date.

(9) Executive Officer of Zenith. Number of shares shown consists of 194 shares allocated to such Executive Officer's account in The Zenith 401(k) Plan and 50,000 shares as to which options are or will become exercisable within sixty days after the Record Date.

(10) Executive Officer of Zenith. Number of shares shown consists of 2,106 shares allocated to such Executive Officer's account in The Zenith 401(k) Plan and 35,000 shares as to which options are or will become exercisable within sixty days after the Record Date.

(11) Shares shown are held in Mr. Sessions' Simplified Employee Pension -- Individual Retirement Account.

(12) Executive Officer for part of last fiscal year, but not as of the end of such year.

(13) New Director Nominee of Zenith.

(14) Number of shares shown includes 930,000 shares as to which options are or will become exercisable within sixty days after the Record Date.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the regulations of the Securities and Exchange Commission (the "Commission") thereunder require Zenith's Executive Officers and Directors, and persons who own more than ten percent of a registered class of Zenith's equity securities, to file reports of ownership and changes in ownership with the Commission and the New York Stock Exchange and to furnish Zenith with copies of all such forms they file.

    Based solely on its review of the copies of such forms received by it and written representations from certain reporting persons, Zenith believes that, during the year ended December 31, 1999, all filing requirements applicable to its Executive Officers, Directors, and 10% stockholders were complied with, except that due to inadvertent error, Fairfax Financial Holdings Limited ("Fairfax"), did not file a Form 4 reporting the purchase of 10,000 shares of Common Stock in December 1999 by a wholly owned subsidiary. Fairfax subsequently filed a Form 5 reporting the purchase.

                             ELECTION OF DIRECTORS

    It is the intention of the persons named in the enclosed proxy, unless otherwise specifically instructed, to vote the proxies received by them for the election of the nominees listed in the table below as Directors of Zenith. In the event that there should be cumulative voting in the election of Directors, as set forth in this Proxy Statement under "Voting" above, it is the intention of such persons to distribute the votes represented by each proxy among such nominees in such proportion as they see fit, unless otherwise specifically instructed.

    All nominees have consented to being named herein and have indicated their intention to serve if elected. In the unanticipated event that any of the nominees becomes unable to serve as a Director, the proxies will be voted for a substitute nominee in accordance with the best judgment of the person or persons voting them.

    A Director of Zenith serves until the next Annual Meeting of Stockholders and until his successor is elected and qualified.

    The nominees for Director listed below were designated by the Board of Directors of Zenith. The information with respect to each nominee is as supplied or confirmed by such nominee.

                           SERVED AS                                   PRINCIPAL OCCUPATIONS AND   OTHER PUBLICLY HELD
                           DIRECTOR   POSITIONS AND OFFICES HELD WITH   EMPLOYMENT DURING PAST    CORPORATIONS IN WHICH
       NAME          AGE     SINCE                ZENITH                      FIVE YEARS            DIRECTORSHIPS HELD
       ----          ---   ---------  -------------------------------  -------------------------  ----------------------
Max M. Kampelman     79    February   Director of Zenith and Zenith    Attorney, Of Counsel,      None
                             1989     Insurance                        since March 1991, and
                                                                       Partner, January 1989 to
                                                                       March 1991, Fried, Frank,
                                                                       Harris, Shriver &
                                                                       Jacobson; Counselor of
                                                                       the Department of State
                                                                       and Head of the U.S.
                                                                       Delegation to
                                                                       Negotiations on Nuclear
                                                                       and Space Arms with the
                                                                       Soviet Union from January
                                                                       1985 to January 1989

Robert J. Miller     54    February   Director of Zenith and Zenith    Attorney, Senior Partner,  Newmont Mining
                             1999     Insurance; Member of Audit       Jones Vargas since         Corporation; Paging
                                      Committee                        January 1999; Governor of  Network, Inc.
                                                                       Nevada for the ten years
                                                                       prior to January 1999

Leon E. Panetta      61                                                Founder and Director,      None
                                                                       The Leon & Sylvia Panetta
                                                                       Institute for Public
                                                                       Policy since
                                                                       December 1998; White
                                                                       House Chief of Staff,
                                                                       July 1994 to
                                                                       January 1997; Director,
                                                                       White House Office of
                                                                       Management and Budget,
                                                                       January 1993 to
                                                                       July 1994; U.S.
                                                                       Representative,
                                                                       January 1977 to
                                                                       January 1993.

William Steele       69    September  Director of Zenith and Zenith    Attorney, Sessions &       The Kroll-O'Gara
Sessions                     1993     Insurance                        Sessions, L.C. since       Company
                                                                       March 1995; Security
                                                                       Consultant since July
                                                                       1993; Director, Federal
                                                                       Bureau of Investigation
                                                                       from 1987 to 1993

Harvey L.            87     January   Director of Zenith and Zenith    Attorney, Of Counsel,      None
Silbert(1)                   1978     Insurance; Member of             Loeb & Loeb LLP since
                                      Performance Bonus Committee      March 1991; Of Counsel,
                                                                       Wyman, Bautzer, Kuchel &
                                                                       Silbert for more than
                                                                       five years prior to March
                                                                       1991; management of
                                                                       personal investments for
                                                                       more than the past five
                                                                       years

                           SERVED AS                                   PRINCIPAL OCCUPATIONS AND   OTHER PUBLICLY HELD
                           DIRECTOR   POSITIONS AND OFFICES HELD WITH   EMPLOYMENT DURING PAST    CORPORATIONS IN WHICH
       NAME          AGE     SINCE                ZENITH                      FIVE YEARS            DIRECTORSHIPS HELD
       ----          ---   ---------  -------------------------------  -------------------------  ----------------------
Gerald Tsai, Jr.     71    December   Director of Zenith and Zenith    Management of private      Saks Incorporated;
                             1991     Insurance; Chairman of           investments since January  Rite Aid Corporation;
                                      Performance Bonus Committee;     1989; Chairman,            Sequa Corporation;
                                      Member of Audit Committee        President, and Chief       Triarc Companies,
                                                                       Executive Officer of       Inc.;
                                                                       Delta Life Corporation,    United Rentals, Inc.
                                                                       February 1993 to October
                                                                       1997; Chairman and CEO,
                                                                       Primerica Corp., February
                                                                       1987 to December 1988

Michael Wm. Zavis    62    September  Director of Zenith and Zenith    Attorney, Co-Managing      None
                             1998     Insurance; Chairman of Audit     Partner, Katten, Muchin &
                                      Committee; Member of             Zavis for more than the
                                      Performance Bonus Committee      past five years

Stanley R. Zax       62      July     Chairman of the Board and President of Zenith and Zenith    None
                             1977     Insurance for more than the past five years; Chairman of
                                      the Board of CalFarm Life Insurance Company for more than
                                      five years prior to December 1995; Chairman of the Board
                                      and President of CalFarm Insurance Company ("CalFarm") for
                                      more than five years prior to January 1995; and Chairman
                                      of the Executive Committee of the Board of Directors of
                                      CalFarm from January 1995 to March 1999 (2)

------------------------------

(1) Mr. Silbert is of counsel to the law firm of Loeb & Loeb LLP, which performed certain legal services for Zenith in 1999.

(2) Zenith Insurance is a wholly-owned subsidiary of Zenith, as were CalFarm Life Insurance Company and CalFarm, until their sales in December 1995 and March 1999, respectively.

    The Board of Directors communicated frequently during the year ended December 31, 1999, held three formal meetings and also took action by unanimous written consent. Zenith's Board of Directors has a standing Audit Committee and a Performance Bonus Committee but has no nominating committee or any committee performing similar functions. On February 24, 2000, Messrs. Miller, Tsai, and Zavis (Chairman) were appointed to the Audit Committee. Previous thereto, the sole member and Chairman of the Audit Committee was Mr. Zavis. The functions of the Audit Committee are to recommend to the Board of Directors retention or change of Zenith's independent auditors; to consider the range of audit and non-audit fees; to review the independence of the auditors; to meet with the auditors and Zenith's internal audit personnel to discuss and review the results of their respective examinations and audit plans for the ensuing year; and to review the adequacy of Zenith's system of internal accounting controls and like matters. The Audit Committee is also authorized to review and discuss other matters as it deems appropriate. During 1999, the Audit Committee communicated frequently with Zenith's financial and accounting and internal audit department personnel and independent auditors, including at seven formal meetings. The Performance Bonus Committee, consisting of Messrs. Tsai (Chairman), Silbert and Zavis, is responsible for performance-based compensation plans for Executive Officers, namely, the Executive Officer Bonus Plan and the 1996 Employee Stock Option Plan as it relates to grants thereunder to Executive Officers. The Board of Directors retains responsibility for all other compensation matters. The Performance Bonus Committee did not hold any formal meetings in 1999, but took action by unanimous written consent. Each Director, except Messrs. Kampelman and Silbert, who each missed one meeting of the Board of Directors, attended all of the meetings of the Board of Directors and of any committees thereof on which such Director served.

                            DIRECTORS' COMPENSATION

    Zenith pays each Director (other than Mr. Zax, who receives no additional compensation therefor) a fee of $50,000 per annum for serving as a member of the Board of Directors. Each of Messrs. Miller, Tsai and Zavis also receives a fee of $25,000 per annum for serving as a member of Zenith's Audit Committee.

                             EXECUTIVE COMPENSATION

    The following table sets forth information regarding the compensation paid during the 1997, 1998 and 1999 fiscal years to the Named Executive Officers. The Named Executive Officers are Zenith's Chief Executive Officer, its three other most highly compensated Executive Officers serving as of December 31, 1999 and one other individual, who served as an Executive Officer during a portion of 1999, but not as of December 31, 1999. Such individual would have been one of Zenith's four most highly compensated Executive Officers (other than the Chief Executive Officer) as of December 31, 1999 if he had been serving as an Executive Officer on such date and is included in the table pursuant to regulations of the Commission.

                           SUMMARY COMPENSATION TABLE

                                                                                           LONG TERM
                                                                                          COMPENSATION
                                                                                         --------------
                                                                                             AWARDS
                                                        ANNUAL COMPENSATION              --------------
                                              ----------------------------------------     SECURITIES
                                                                          OTHER ANNUAL     UNDERLYING      ALL OTHER
                                                                          COMPENSATION      OPTIONS/      COMPENSATION
   NAME AND PRINCIPAL POSITION       YEAR     SALARY ($)   BONUS ($)(1)       ($)           SARS (#)         ($)(6)
---------------------------------  --------   ----------   ------------   ------------   --------------   ------------
STANLEY R. ZAX                       1999     1,023,611            0              0                0        33,837
Chairman of the Board and            1998     1,023,612            0              0                0        36,966
President of Zenith and              1997     1,025,248            0              0                0        36,966
Zenith Insurance

JACK D. MILLER(2)                    1999       415,600            0              0                0         5,306
Executive Vice President of          1998       415,600            0              0                0         2,880
Zenith Insurance                     1997        --             --           --                --              --

FREDRICKA TAUBITZ(3)                 1999       406,600      250,000              0                0         8,671
Executive Vice President and         1998       406,600            0              0                0         8,960
Chief Financial Officer of Zenith    1997       391,600            0              0           25,000         8,926
and Zenith Insurance

JOHN J. TICKNER                      1999       268,986      250,000              0                0        20,812
Senior Vice President and            1998       269,268            0              0                0        21,025
Secretary of Zenith and Senior       1997       252,939            0              0           25,000        20,991
Vice
President, General Counsel and
Secretary of Zenith Insurance

JAMES P. ROSS(4)                     1999       182,504            0              0                0        29,557
Senior Vice President of             1998       283,717            0              0                0         9,111
Zenith and Zenith Insurance          1997       283,717            0         15,588(5)             0        10,343

------------------------------

(1) Amounts shown were discretionary bonuses and not determined and paid under Zenith's Executive Officer Bonus Plan.

(2) Mr. Miller was designated an Executive Officer on February 24, 1998.

(3) Effective March 1, 2000, Ms. Taubitz resigned her positions with Zenith and Zenith Insurance. As a result of a Change in Control that occurred in October 1999, under the terms of Ms. Taubitz's employment agreement, her resignation entitled her to receive certain severance payments, including a cash lump sum payment in the aggregate amount of $1,677,491. Ms. Taubitz's employment agreement and the severance payment provisions therein are discussed under "Employment Agreements and Termination of Employment and Change in Control Arrangements" below.

(4) Executive Officer of Zenith for part of fiscal year 1999, but not as of the end of such year.

(5) Amount shown represents reimbursement of certain income tax liabilities.

(6) The following amounts are included in the above table: (a) Zenith's matching contributions made in fiscal year 1999 to The Zenith 401(k) Plan, as follows: Stanley R. Zax, none; Jack D. Miller, $3,200; Fredricka Taubitz, $3,200; John J. Tickner, $3,200 and James P. Ross, none; (b) the dollar value of insurance premiums paid in fiscal year 1999 by, or on behalf of, Zenith with respect to term life insurance for the benefit of the Named Executive Officer, as follows: Stanley R. Zax, $10,911; Jack D. Miller, $2,106; Fredricka Taubitz, $5,471; John J. Tickner, $4,287; and
    James P. Ross, $1,691; and (c) the dollar value of the benefit to the Named Executive Officer of premiums paid by, or on behalf of, Zenith during fiscal year 1999, with respect to certain split dollar life insurance policies, as follows: Stanley R. Zax, $22,926; Jack D. Miller, none; Fredricka Taubitz, none; John J. Tickner, $13,325; and James P. Ross, none. When Mr. Ross terminated his employment, two split dollar life insurance policies on his life in the total face amount of $75,000 were surrendered and Mr. Ross received $1,338 after the repayment to Zenith of the premiums it had paid on such policies. With respect to a third split dollar life insurance policy on Mr. Ross' life in the face amount of $425,000, Zenith borrowed the sum of the aggregate of premiums paid by it on the policy and assigned the policy to Mr. Ross subject to the loan. At the time of such assignment, the cash value of the policy net of Zenith's loan was $26,528. This sum plus the $1,338 received by Mr. Ross on the two surrendered policies are also included in the amount shown for Mr. Ross.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

    No options or SARs were granted to any of the Named Executive Officers in fiscal year 1999.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                      NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                     UNDERLYING UNEXERCISED              IN-THE-MONEY
                        SHARES                     OPTIONS/SARS AT FY-END (#)    OPTIONS/SARS AT FY-END ($)(1)
                     ACQUIRED ON       VALUE       ---------------------------   -----------------------------
       NAME          EXERCISE (#)   REALIZED ($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
-------------------  ------------   ------------   -----------   -------------   ------------   --------------
Stanley R. Zax           --            --            600,000        400,000               0               0
Jack D. Miller           --            --             50,000         50,000               0               0
Fredricka Taubitz        --            --             32,500         12,500               0               0
John J. Tickner          --            --             35,000         15,000               0               0
James P. Ross(2)         37,500        33,000              0              0               0               0

------------------------

(1) Based on the $20.56250 closing price of the Common Stock on the New York Stock Exchange on December 31, 1999.

(2) Executive Officer for part of fiscal year 1999, but not as of the end of such year.

              EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT
                       AND CHANGE IN CONTROL ARRANGEMENTS

    Effective December 11, 1997, Zenith entered into an amended and restated employment agreement with Mr. Zax, which extended the expiration date of his employment agreement from December 31, 1998 to December 31, 2002. The amended and restated employment agreement provides for an annual base compensation plus an annual bonus to be determined under Zenith's Executive Officer Bonus Plan. Under the agreement, Mr. Zax's base compensation is continued at $1,000,000, subject to such increases as the Board of Directors may determine from time to time. Upon Mr. Zax's death, Zenith will continue to pay either his wife, children or estate his base compensation and annual bonus for a period of twelve months. If Mr. Zax's employment is terminated for disability, he will receive his base compensation and annual bonus for a period of six months. If Mr. Zax's employment is terminated for breach by him of his employment agreement, he will receive his base compensation through the end of the month in which the termination occurs. If his employment is terminated for any reason other than for breach of his employment agreement, death, or disability, Zenith will pay Mr. Zax his base compensation and annual bonus through the term of his employment agreement. Upon a Change in Control (as defined in the employment agreement) of Zenith, all stock options and stock appreciation rights granted to Mr. Zax, to the extent not exercisable at such time, become immediately exercisable. In addition, if Mr. Zax's employment is terminated subsequent to any Change in Control, either by Mr. Zax within 180 days of the Change in Control or by Zenith for any reason other than disability or breach of his employment agreement, Mr. Zax is entitled to receive Severance Payments (as defined below). Mr. Zax's base compensation is currently $1,000,000.

    Zenith Insurance entered into an amendment dated as of March 1, 2000 to Mr. Miller's employment agreement extending the expiration date of his employment agreement from October 31, 2002 to October 31, 2004 and establishing future annual base compensation. The employment agreement, as amended, provides for: (1) annual base compensation of $453,200, $494,400, $535,600, $618,000 and

$700,400, effective on March 1 of 2000, 2001, 2002, 2003 and 2004, respectively, subject to such increases as the Board of Directors of Zenith Insurance may determine from time to time; (2) annual discretionary bonuses; and (3) certain additional benefits. Mr. Miller's original employment agreement was entered into prior to his becoming an Executive Officer in 1998, but he is eligible for annual bonuses determined under Zenith's Executive Officer Bonus Plan.
Mr. Miller's base compensation is currently $453,200.

    At the March 1, 2000 effective date of her resignation as Executive Vice President and Chief Financial Officer of Zenith and Zenith Insurance, Ms. Taubitz and Zenith were parties to an amended and restated employment agreement that was effective December 31, 1997. That restated and amended employment agreement had extended the expiration date of her employment agreement from October 1, 1998 to December 31, 2002. The amended and restated employment agreement provided for annual base compensation, an annual bonus to be determined under Zenith's Executive Officer Bonus Plan and certain additional benefits. Ms. Taubitz's base compensation was $391,000 at the time of her resignation.

    Zenith entered into an amendment dated as of March 1, 2000 to Mr. Tickner's employment agreement extending the expiration date of his employment agreement from March 1, 2001 to March 1, 2003 and establishing future annual base compensation. The employment agreement, as amended, provides for: (1) annual base compensation of $311,163, $349,376 and $387,589, effective on March 1 of 2000, 2001 and 2002, respectively, subject to such increases as the Board of Directors may determine from time to time; (2) annual bonuses to be determined under Zenith's Executive Officer Bonus Plan; and (3) certain additional benefits. Mr. Tickner's base compensation is currently $311,163.

    Zenith's employment agreements with Mr. Miller, Ms. Taubitz and Mr. Tickner provide that if the executive's employment is terminated by Zenith other than for cause or disability, the executive is entitled to Severance Payments. Also, each of Ms. Taubitz, Mr. Miller and Mr. Tickner may terminate her or his employment with Zenith and receive Severance Payments should (a) she or he be prohibited or restricted in the performance of her or his duties, (b) any payment due her or him under her or his agreement remain unpaid for more than 60 days, or (c) she or he give written notice to Zenith of termination of her or his employment agreement within 180 days following a Change in Control (as defined in the employment agreements) of Zenith. In addition to the foregoing reasons, Ms. Taubitz and Mr. Tickner may terminate her or his Employment Agreement and receive Severance Payments as follows: (1) in the case of Ms. Taubitz, should Mr. Zax cease to be the full-time Chairman of the Board and President of Zenith for any reason, other than death or disability and (2) in the case of Mr. Tickner (as provided in the March 1, 2000 amendment to his employment agreement), should Mr. Zax cease to be the full-time Chairman of the Board and President of Zenith for any reason, other than death or disability or his retirement on or after December 31, 2002. This basis for Mr. Tickner's terminating his employment is of no force and effect after December 31, 2002.

    For purposes of the foregoing, "Severance Payments" include the following benefits: (1) in the case of Mr. Tickner, all salary payments that would have been payable to him for the greater of (a) the remaining term of the employment agreement or (b) one year, plus a pro rata portion of any bonus that would have been payable to him with respect to the year of termination; (2) in the case of Mr. Miller, all salary payments that would have been payable to him for the greater of (a) the remaining term of the employment agreement or (b) two years, plus any bonus that would otherwise have been payable to him for such period;
(3) in the case of Mr. Zax and Ms. Taubitz, a cash lump sum payment equal to the greater of (a) twice the sum of the executive's then current base compensation and the highest annual bonus paid or payable during the three consecutive years immediately preceding termination of employment or (b) the actuarial equivalent of the base compensation and annual bonuses that would have been payable to the executive under the remaining term of the employment agreement;
(4) continuation of life, disability, dental, accident and group health insurance benefits, plus an additional amount necessary to reimburse the executive for any taxes attributable solely to the executive's receipt of such benefits; (5) in the case of Ms. Taubitz and Mr. Tickner, vesting of all stock option and similar rights; and (6) an additional payment, if necessary, to assure that none of the above benefits are subject to net reduction due to the imposition of excise taxes under section 4999 of the Internal Revenue Code of 1986, as amended.

    The acquisition by Fairfax of shares of Common Stock in October 1999 constituted a Change in Control under Ms. Taubitz's employment agreement. Effective March 1, 2000, Ms. Taubitz tendered her resignation as Executive Vice President and Chief Financial Officer of Zenith and Zenith Insurance. As a result, pursuant to her employment agreement, Ms. Taubitz became entitled to receive Severance Payments, including a cash lump sum payment in the aggregate amount of $1,677,491. Messrs. Zax, Miller and Tickner waived rights that would otherwise have arisen under the Change in Control provisions of their employment agreements as a result of the acquisition by Fairfax of shares of Common Stock in October 1999.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    In 1999, all decisions on Executive Officer compensation, other than decisions related to performance-based compensation plans, were made by the Board of Directors. Mr. Zax, Chairman of the Board and President, is a member of the Board of Directors, and except with respect to his own compensation, participated in the Board of Directors' deliberations concerning Executive Officer compensation.

    The Performance Bonus Committee, consisting of Messrs. Silbert, Tsai and Zavis, determines matters relating to performance-based compensation plans for Executive Officers. Mr. Silbert is of counsel to the law firm of Loeb & Loeb LLP, which performed certain legal services for Zenith in 1999.

       BOARD OF DIRECTORS' REPORT ON EXECUTIVE COMPENSATION; PERFORMANCE
                  BONUS COMMITTEE REPORT ON PERFORMANCE BASED
                   COMPENSATION PLANS FOR EXECUTIVE OFFICERS

    Zenith's entire Board of Directors made determinations with respect to compensation of Executive Officers in 1999, except with respect to Mr. Zax's compensation, which is established in Board of Directors' actions from which Mr. Zax excuses himself and in which he does not participate, and except with respect to matters related to performance-based compensation plans for Executive Officers. The Performance Bonus Committee made determinations under performance-based compensation plans for Executive Officers. The Board of Directors' report on Executive Compensation and the Performance Bonus Committee's report on its determinations shall not be deemed to be incorporated by reference through any general statement incorporating by reference this proxy statement into any filings under the Securities Act of 1933 or under the Securities Exchange Act of 1934 and shall not otherwise be deemed to be filed under such Acts.

    The Board of Directors' report on Executive Compensation follows:

    EXECUTIVE OFFICERS

    The level of compensation for Executive Officers of Zenith is intended to be competitive (that is, "attractive") and to provide appropriate incentives. Executive Officers of Zenith are generally compensated through salary, grants of stock options, and bonuses under the Executive Officer Bonus Plan.

The Executive Officer Bonus Plan, approved by the stockholders of Zenith at the 1994 Annual Meeting, is administered by the Performance Bonus Committee. The Performance Bonus Committee also grants stock options to Executive Officers under Zenith's 1996 Employee Stock Option Plan. The report of the Performance Bonus Committee follows this report.

    The level of an Executive Officer's base compensation is generally based on a combination of (1) the performance of Zenith, (2) the performance of the insurance subsidiary, if any, to which the Executive Officer is principally assigned, and (3) a subjective and qualitative evaluation of the personal contribution made by the Executive Officer to Zenith. Success in these areas does not translate mechanically into compensation levels; the manner in which these factors are taken into account is discretionary with the Board of Directors and is not based on any formulaic weighting.

    The performance of Zenith is generally measured by the combined ratio of its property and casualty insurance operations and by its overall profitability. Zenith strives for and has achieved long term average combined ratios that are about 100%. Zenith also strives for combined ratios that compare favorably in both the short- and long-term with insurers primarily engaged in writing workers' compensation insurance. In addition, Zenith endeavors to have loss ratios that are among the lowest for the industry in any rolling previous five year period. The performance of the Zenith insurance subsidiaries is generally measured by their combined ratios and profitability, as applicable.

    With respect to the subjective and qualitative evaluation of an Executive Officer's personal contribution to the business of Zenith, a variety of factors are taken into account. These factors vary and include, but are not limited to, the manner in which the Executive Officer favorably affects Zenith's combined ratio and profitability. Equally, if not more, important is the manner in which the Executive Officer performs in Zenith's environment, which fosters an entrepreneurial spirit, teamwork, an understanding and use of technology, and a commitment to education. Zenith believes an entrepreneurial spirit maximizes profits, promotes sound execution of good business fundamentals, and maintains a pool of executive talent. Teamwork is crucial to the effective and efficient implementation of Zenith's goals. Understanding, adopting and using technology are necessary for Zenith to compete effectively and efficiently. A commitment to education means a dedication to lifelong learning and training for oneself and creating conditions so that the workforce is similarly dedicated. Such dedication is critical to Zenith's ability to address changes in market conditions and use such changes to its competitive advantage. In such an environment, proactive and innovative approaches are strongly encouraged and rewarded.

    On the operational side, activities that demonstrate an opportunistic outlook, anticipation of changing business conditions and the development of postures to take advantage of opportunities to increase short-and long-term profits are rewarded. On the administrative side, efficiency, competence, strong compliance efforts, anticipation and avoidance of problems, as well as innovation, are rewarded.

    Certain of the Executive Officers are employed under employment agreements that provide for minimum base compensation and annual bonuses. Determinations as to salary increases for these Executive Officers, as well as those without employment agreements, are discretionary and are not made on the basis of a formulaic weighting of the factors described above. Bonuses are generally determined for Executive Officers in accordance with the Executive Officer Bonus Plan.

    In 1999, the combined ratio of Zenith's property and casualty operations was higher than the combined ratio for the industry as a whole. Given this performance and taking into account the subjective and qualitative evaluations of individual Executive Officers, the level of each Executive Officer's base compensation was set accordingly. Please see the separate report of the Performance Bonus Committee for a discussion regarding the determination of annual bonuses for Executive Officers for 1999. However, the Board of Directors determined that discretionary bonuses should be paid to Ms. Taubitz and Mr. Tickner for Fiscal Year 1999 outside of the Executive Officer Bonus Plan because of their efforts in connection with the sale of CalFarm Insurance Company.

    STANLEY R. ZAX, CHIEF EXECUTIVE OFFICER

    Mr. Zax is never present when the Board of Directors deliberates with respect to his compensation and, accordingly, does not participate in Board of Directors' decisions on his own compensation.

    Mr. Zax's base salary for 1999 was specified in an amended and restated employment agreement executed in 1997. Under the employment agreement, which ends on December 31, 2002, increases in base compensation are at the discretion of the Board of Directors and are not based on a formulaic weighting of factors. In determining whether to grant any salary increase, the same performance criteria that are applied to Executive Officers in general are applied to Mr. Zax. Also, as with Executive Officers generally, bonuses to Mr. Zax are determined in accordance with the Executive Officer Bonus Plan.

    Taking the objective and subjective criteria described above into account, the Board of Directors was generally satisfied with Mr. Zax's performance during 1999, but was particularly pleased with his handling of the sale of CalFarm Insurance Company. However, the Board of Directors continues to be concerned, as does Mr. Zax, with certain aspects of Zenith's operations that have led to unsatisfactory results. Mr. Zax has initiated steps to address these concerns. The Board of Directors agrees with such steps and believes Mr. Zax's base compensation should continue at its present level, with incentives and rewards to be earned under the Executive Officer Bonus Plan.

    SECTION 162(m) POLICY

    Section 162(m) of the Internal Revenue Code of 1986, as amended, generally limits the Federal income tax deduction that a public corporation may claim for annual compensation paid to certain executive officers. The limitation with respect to each affected Executive Officer is $1,000,000 per year. However, the limitation does not apply to compensation which is performance-based, earned under a plan approved by the corporation's stockholders and which satisfies certain other conditions set forth in Section 162(m) and the regulations thereunder. Stock option grants awarded to Executive Officers under Zenith's 1996 Employee Stock Option Plan and bonuses payable under the Executive Officer Bonus Plan are intended to comply with Section 162(m). Accordingly, neither income accruing to Executive Officers upon exercise of stock options nor the amount of any bonus payment made to Executive Officers under the Executive Officer Bonus Plan should be subject to the $1,000,000 limit on deductibility. The Board of Directors has determined that it will pay Mr. Zax's annual salary and any discretionary bonus that may be determined and paid outside of the Executive Officer Bonus Plan even though any portion of the total of the annual salary and any discretionary bonus over $1,000,000 would not be deductible by Zenith.

                     Stanley R. Zax, Chairman of the Board

Max M. Kampelman                Gerald Tsai, Jr.
Robert J. Miller                Michael Wm. Zavis
William Steele Sessions
Harvey L. Silbert

    The Performance Bonus Committee's report of its determinations of performance-based compensation for Executive Officers follows:

    The Performance Bonus Committee is responsible for administering the Executive Officer Bonus Plan and for granting stock options to Executive Officers under the 1996 Employee Stock Option Plan. In so doing, the Performance Bonus Committee implements and reinforces the compensation philosophy of the Board of Directors, as set out in the Board of Directors' Report on Executive Compensation.

    EXECUTIVE OFFICER BONUS PLAN

    The Executive Officer Bonus Plan was approved by the stockholders at the 1994 Annual Meeting as a performance-based compensation plan. It provides for bonuses to Executive Officers based upon attainment by Zenith in any fiscal year of an objectively measured performance goal, namely a combined ratio that is below the industry's combined ratio. The Executive Officer Bonus Plan provides for bonuses to Executive Officers up to an amount equal to:

    100% of his or her salary at the beginning of the fiscal year if the Company Combined Ratio for such fiscal year is at least three percentage points, but less than five percentage points, below the Industry Combined Ratio or

    150% of his or her salary at the beginning of the fiscal year if the Company Combined Ratio for such fiscal year is at least five percentage points below the Industry Combined Ratio;

provided, however, in either instance, the Performance Bonus Committee may, in its sole discretion, on a case by case basis, reduce such bonus by any amount.

    In 1999, Zenith's combined ratio was 122.0%; the industry's 1999 combined ratio, as estimated and reported by A.M. Best Company, was 107.5%. Accordingly, the objective performance goal under the Executive Officer Bonus Plan was not met and no bonuses thereunder are payable to Executive Officers with respect to fiscal year 1999.

STOCK OPTION GRANTS

    EXECUTIVE OFFICERS

    From time to time the Performance Bonus Committee grants options to Executive Officers to purchase Common Stock. Options are considered a part of compensation to recognize an Executive Officer's contribution and to reinforce that Executive Officer's long term commitment to the success of Zenith. The Performance Bonus Committee's determination to grant options to an Executive Officer is based on the recommendation of the Chairman of the Board, subjective measures and prior grants to that Executive Officer. Beyond these general considerations, there is no particular formula governing the number of shares awarded.

    In 1999, none of the Named Executive Officers were granted options to purchase Common Stock under the 1996 Employee Stock Option Plan.

                               Gerald Tsai, Jr., Chairman
                               Harvey L. Silbert
                               Michael Wm. Zavis

                         STOCK PRICE PERFORMANCE GRAPH

    The Stock Price Performance Graph below compares the cumulative total returns of the Common Stock ("ZNT"), the Standard and Poor's 500 Stock Index ("S&P 500") and the Standard and Poor's 500 Property-Casualty Insurance Index ("S&P PC") for a five year period. Stock price performance is based on historical results and is not necessarily indicative of future stock price performance. The following graph assumes $100 was invested at the close of trading on the last trading day preceding the first day of the fifth preceding fiscal year in the Common Stock, the S&P 500, and the S&P PC. The calculation of cumulative total return assumes reinvestment of dividends. The graph was prepared by Standard and Poor's Compustat, which obtained factual materials from sources believed by it to be reliable, but which disclaims responsibility for any errors or omissions contained in such data. The Stock Price Performance Graph shall not be deemed incorporated by reference through any general statement incorporating by reference this proxy statement into any filings under the Securities Act of 1933 or under the Securities Exchange Act of 1934 and shall not otherwise be deemed to be filed under such Acts.

                      COMPARATIVE FIVE-YEAR TOTAL RETURNS
                           ZENITH, S&P 500 AND S&P PC
                     (PERFORMANCE RESULTS THROUGH 12/31/99)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        ZNT    S&P 500  S&P PC
1994  $100.00  $100.00  $100.00
1995   $98.35  $137.58  $135.40
1996  $130.90  $169.17  $164.52
1997  $127.78  $225.60  $239.33
1998  $119.18  $290.08  $222.69
1999  $110.94  $351.12  $166.00

                  INFORMATION RELATING TO INDEPENDENT AUDITORS

    PricewaterhouseCoopers LLP was Zenith's independent auditors for fiscal year 1999 and, upon the recommendation of the Audit Committee, the Board of Directors of Zenith has selected PricewaterhouseCoopers LLP as Zenith's independent auditors for fiscal year 2000. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have an opportunity to respond to appropriate questions and to make a statement if they desire to do so. For information concerning Zenith's Audit Committee, see "Election of Directors" above.

                    STOCKHOLDER PROPOSALS AT THE NEXT ANNUAL
                            MEETING OF STOCKHOLDERS

    Stockholders of Zenith who intend to submit proposals to Zenith's stockholders at the next Annual Meeting of Stockholders to be held in 2001 must submit such proposals to Zenith no later than November 29, 2000 in order for them to be included in Zenith's proxy materials for such meeting or no later than February 12, 2001 if proposals are not sought to be included in such proxy materials. Stockholder proposals should be submitted to Zenith National Insurance Corp., 21255 Califa Street, Woodland Hills, California 91367,
Attention: Secretary.

                                          By Order of the Board of Directors

                                          JOHN J. TICKNER
                                          SECRETARY

Dated: March 24, 2000

                                    [LOGO]
                                    PROXY

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                      OF ZENITH NATIONAL INSURANCE CORP.
              FOR THE ANNUAL MEETING OF STOCKHOLDERS, MAY 18, 2000

     The undersigned stockholder hereby appoints Harvey L. Silbert and Stanley R. Zax and each or any of them (each with full power of substitution), proxies for the undersigned to vote all shares of Common Stock of Zenith National Insurance Corp. ("Zenith") owned by the undersigned at the Annual Meeting of Stockholders to be held on Thursday, May 18, 2000, at 9:00 a.m., at the offices of Zenith, 21255 Califa Street, Woodland Hills, California, and at any adjournments thereof, in connection with the matters set forth in the Notice of Annual Meeting and Proxy Statement dated March 24, 2000 (the "Proxy Statement"), copies of which have been received by the undersigned.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS OF THE STOCKHOLDER, BUT IF NO INSTRUCTIONS ARE GIVEN THIS PROXY WILL BE VOTED FOR ELECTION OF DIRECTORS AS PROVIDED BY ZENITH'S PROXY STATEMENT AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

IN THE EVENT OF CUMULATIVE VOTING IN THE ELECTION OF DIRECTORS, THE PROXIES MAY DISTRIBUTE THE VOTES REPRESENTED BY THIS PROXY AMONG THE NOMINEES IN SUCH PROPORTION AS THEY SEE FIT.

       (Continued and to be marked, signed and dated on other side)
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

Please mark your votes as indicated in this example /X/

1. Election of Directors:

FOR all nominees listed below (except as marked to the contrary below) / /

WITHHOLD AUTHORITY to vote for all nominees listed below / /

Max M. Kampelman, Robert J. Miller, Leon E. Panetta, William Steele Sessions, Harvey L. Silbert, Gerald Tsai, Jr., Michael Wm. Zavis and Stanley R. Zax.

(INSTRUCTION: To withhold authority for any individual nominee write that nominee's name in the space provided below.)

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

2. In their discretion, upon such other matters as may properly come before the meeting.


Dated: _______________________________________, 2000

Signature __________________________________________

Signature __________________________________________

NOTE PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREIN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH. IF EXECUTED BY A CORPORATION, AN AUTHORIZED OFFICER SHOULD SIGN, AND THE CORPORATE SEAL SHOULD BE AFFIXED. A PROXY FOR SHARES HELD IN JOINT OWNERSHIP SHOULD BE SIGNED BY EACH JOINT OWNER.

Please mark, sign and date this Proxy and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

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